UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2013

Commission File No. 333-167130

SAVVY BUSINESS SUPPORT, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-2473958
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

123 West Nye Lane, Suite 455 Carson City, NV	89706
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (888) 983-1623

Not Applicable

(Former name or former address, if changed since last report.)

With a copy to:

Philip Magri, Esq.

The Sourlis Law Firm

The Courts of Red Bank

130 Maple Avenue, Suite 9B2

Red Bank, New Jersey 07701

Direct Dial: (954) 303-8027

T: (732) 530-9007

F: (732) 530-9008

philmagri@sourlislaw.com

www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On February 22, 2013, Brookstone Partners LLC and Virginia Sourlis entered into a Stock Purchase Agreement pursuant to which Brookstone Partners LLC purchased Ms. Sourlis’ 100 shares of Series B Non-Convertible Preferred Stock of Savvy Business Support, Inc., a Nevada corporation (the “Company”), in consideration for $1,000, resulting in a change of control of the Company.

As previously reported by the Company, on November 8, 2012, the Company’s Board designated 100 shares of Preferred Stock as “Series B Non-Convertible Preferred Stock” and filed a Certificate of Designation with the Secretary of State of the State of Nevada therein designating and establishing the class of Series B Non-Convertible Preferred Stock. On November 8, 2012, the Company sold 100 shares of Series B Non-Convertible Preferred Stock to Virginia K. Sourlis for an aggregate purchase price of $10 under Section 4(2) under the Securities Act of 1933, as amended.

The outstanding shares of Series B Non-Convertible Preferred Stock shall vote together with the shares of Common Stock and other voting securities of the Company as a single class and, regardless of the number of shares of Series B Non-Convertible Preferred Stock outstanding and as long as at least one of such shares of Series B Non-Convertible Preferred Stock is outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of stockholders of the Corporation or action by written consent of stockholders. Each outstanding share of the Series B Non-Convertible Preferred Stock shall represent its proportionate share of the 80% which is allocated to the outstanding shares of Series B Non-Convertible Preferred Stock.

Stella Lumawag has voting and dispositive control over Brookstone Partners, LLC. As of the date of this Form 8-K, Stella Lumawag’s direct and indirect beneficial ownership of the voting securities Company consists of 100 shares of Series B Non-Convertible Preferred Stock (representing 100% of the outstanding Series B Non-Convertible Preferred Stock).

Brookstone Partners LLC used its working capital funds to purchase the 100 shares of Series B Non-Convertible Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibits

10.1	Series B Stock Purchase Agreement, dated February 22, 2013, between Brookstone Partners LLC and Virginia K. Sourlis

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

SAVVY BUSINESS SUPPORT, INC.

Date: February 25, 2013	By:	/s/ Bharat Vasandani
	Name:	Bharat Vasandani
	Title:	President, Chairman, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial and Principal Accounting Officer)